SECURITIES AND EXCHANGE COMMISSION
                  Washington, D. C.  20549
                         ___________


                          FORM 8-K


                       CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF
             THE SECURITIES EXCHANGE ACT OF 1934



                        July 10, 1998
      Date of Report (Date of earliest event reported)



                THE PERKIN-ELMER CORPORATION
   (Exact Name of Registrant as Specified in Its Charter)



             New York              1-4389          06-0490270
  (State or Other Jurisdiction   (Commission     (IRS Employer
      of Incorporation)           File No.)    Identification No.)


                       761 Main Avenue
              Norwalk, Connecticut  06859-0001
(Address of Principal Executive Offices, Including Zip Code)


                       (203) 762-1000
    (Registrant's telephone number, including area code)

Item 5.  Other Events.

     This Current Report on Form 8-K contains restated Financial Data Schedules for the most recent three fiscal years and interim periods of the most recent two fiscal years in accordance with the provisions of Item 601 of Regulation S-K.


Item   7.    Financial  Statements,  Pro   Forma   Financial
Information and Exhibits.

     (c)  Exhibits.

     Exhibit No.         Description

     27.1 Restated Financial Data Schedule for the six months ended December 31, 1997.

     27.2 Restated Financial Data Schedule for the three months ended September 30, 1997.

     27.3 Restated Financial Data Schedule for the twelve months ended June 30, 1997.

     27.4 Restated Financial Data Schedule for the nine months ended March 31, 1997.

     27.5 Restated Financial Data Schedule for the six months ended December 31, 1996.

     27.6 Restated Financial Data Schedule for the three months ended September 30, 1996.

     27.7 Restated Financial Data Schedule for the twelve months ended June 30, 1996.

     27.8 Restated Financial Data Schedule for the twelve months ended June 30, 1995.

                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE PERKIN-ELMER CORPORATION



                              By:         /s/ Ugo D. DeBlasi
                                   Ugo D. DeBlasi
                                   Corporate Controller (Chief
                                   Accounting Officer)



Dated:   July 10, 1998

                        EXHIBIT INDEX


     Exhibit No.         Description

     27.1 Restated Financial Data Schedule for the six months ended December 31, 1997.

     27.2 Restated Financial Data Schedule for the three months ended September 30, 1997.

     27.3 Restated Financial Data Schedule for the twelve months ended June 30, 1997.

     27.4 Restated Financial Data Schedule for the nine months ended March 31, 1997.

     27.5 Restated Financial Data Schedule for the six months ended December 31, 1996.

     27.6 Restated Financial Data Schedule for the three months ended September 30, 1996.

     27.7 Restated Financial Data Schedule for the twelve months ended June 30, 1996.

     27.8 Restated Financial Data Schedule for the twelve months ended June 30, 1995.